THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND










                                  ANNUAL REPORT

                                  MAY 31, 1999

                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

Dear Shareholders:

     As advisor to The Heritage West Dividend Capture Income Fund, it is my pleasure to provide shareholders with a review of the Fund and its performance during its first year of operation. As you know, the Fund invests primarily in preferred stocks. These securities were chosen because they are unlike other income producing securities in several important and advantageous respects. The most important of these differences is what makes this Fund and its unique strategy possible. Unlike bonds which are bought and sold with accrued interest, preferred stocks "trade flat", meaning investors can buy and hold for as little as one day and still be paid the entire dividend. Since preferred share prices are adjusted downward by the amount of the dividend being paid, this advantage seemingly becomes less clear. If the downward adjustment were to be recovered over the entire ninety or so days between dividends, then, in fact, there would be no advantage. Very often, however, the price adjustment following a dividend is recovered in less than ninety days. This gives rise to a strategy of dividend "captures". Specifically, to buy a preferred stock prior to its dividend, and sell as soon as it has recovered to the purchase price, then purchase a different preferred stock approaching its ex-dividend date and continue repeating the process. The objective is to earn more than the four dividends than could be earned with a buy-hold strategy.

     The Fund continues to utilize a dividend capture strategy with a large majority of its assets. Ordinarily, the quality rating of a preferred stock has little influence in the dividend capture process. During the latter half of 1998 however, quality became the most important factor in determining which preferred stocks to purchase. At the inception of the Fund in late June of 1998, the interest rate on the 30 year U.S. treasury bond stood at 5 3/4%. By October of 1998, the rate had fallen to 4 3/4% in a massive flight to quality brought on by falling stock prices and a very strong dollar driven higher by the collapse of the Russian Ruble. This caused lower rated, higher yielding preferred issues to under perform their higher quality counterparts. The Fund saw share prices fall and dividend capture times extend in its lower rated holdings while higher quality issues were enjoying rising prices and shorter dividend capture cycles. During this period, the Fund's net asset value (the "NAV") fell from its opening value of $12.25 to a low of $11.56 on 10-08-1998. As the Fund transitioned its assets to higher quality preferred issues, the NAV began to climb, reaching $12.44 on 1-29-1999. The NAV benefited from significantly shorter dividend capture times as investor demand for higher quality sources of income drove prices steadily higher. By year end 1998, the 30 year U.S. Treasury Bond yield had risen to just over 5%, and by the end of May 1999, the long bond had settled just below the 6% yield level. As interest rates moved sharply higher, the Fund's NAV slipped to $12.22, three cents from the initial NAV at inception. As of 5-31-99, the Fund's portfolio was 84.5% invested in issues considered to be investment grade, specifically those rated AAA, AA, A, and BBB by S&P, and 15.5% invested in issues rated BB and B by S&P. The Fund does not permit investments rated lower than B by S&P or in unrated securities considered by the advisor to be equivalent to less than a B rating.

     Some of the gain in the NAV was the result of the addition of a small number of convertible preferred securities. These are income paying preferred stocks that can be converted to the issuers underlying common stock at terms
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

that are generally preset at the time of issuance. As the stock market recovered from the sharp correction of the fall of 1998, the Fund's convertible preferred stock positions rose in value with the overall market while still providing the Fund with a source of distributable income. As of 5-31-99, the Fund held convertible preferred positions amounting to 6.03% of the total portfolio.

Thank you for your continued support of the Fund.


Sincerely,


/s/ Craig O. Jolly

Craig O. Jolly
Portfolio Manager
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

 Comparison of the change in value of a $10,000 investment in The Heritage West Dividend Capture Income Fund versus the Merrill Lynch Perpetual Preferred Index.

                               The Heritage West             Merrill Lynch
                             Dividend Capture Fund     Perpetual Preferred Index
                             ---------------------     -------------------------
24-Jun-98                           $10,000                     $10,000
31-Aug-98                           $ 9,650                     $ 9,958
30-Nov-98                           $ 9,960                     $10,159
28-Feb-99                           $10,326                     $10,186
31-May-99                           $10,547                     $10,075

Total Return
Period ended May 31, 1999
Since inception (6/24/98)              5.47%

Returns shown for the Fund reflect the effect of the maximum sales load of 2.00%.

Past performance is not predictive of future performance.

The Merrill Lynch Perpetual Preferred Index is a market capitalization weighted index that includes perpetual-payment preferred issues. Quality range is BBB3 - AAA based on composite Moody and S&P ratings. Issues must have at least $30 million in shares outstanding at the end of each month. Both dividend and price return are calculated daily based on an accrued schedule and exchange pricing. Prices are taken at approximately 3 pm E.T. The Index is not available for direct investment and does not incur expenses.

                                                                               3
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

SCHEDULE OF INVESTMENTS AT MAY 31, 1999
--------------------------------------------------------------------------------
  Shares    PREFERRED STOCKS: 79.86%                                Market Value
--------------------------------------------------------------------------------
            AUTOMOTIVE-DIVERSIFIED: 1.85%
   4,100    Ford Motor Company Series B...........................   $  115,825
                                                                     ----------
            BANKING-DIVERSIFIED: 4.24%
   5,000    The Chase Manhattan Corporation Pfd...................      141,563
   5,000    The Bank of New York Company, Inc. Cap 3 7.05%........      123,750
                                                                     ----------
                                                                        265,313
                                                                     ----------
            BANKING-INTERNATIONAL FINANCIAL SERVICES: 2.85%
   6,600    Barclays Bank PLC ADS  Series D.......................      178,200
                                                                     ----------
            ENTERTAINMENT-TV & RADIO PROGRAMMING: 3.89%
   5,000    Carlton Communications, PLC 8% Pfd....................      125,937
   3,000    Sinclair Broadcast 6% Conv Perp Pfd...................      117,000
                                                                     ----------
                                                                        242,937
                                                                     ----------
            FINANCIAL SERVICES- DIVERSIFIED: 4.76%
   5,000    Hartford Capital II 8.35% QUIPS.......................      130,937
   3,500    Citicorp Cum Preferred 8.5%...........................       90,781
   3,000    ITT Hartford Group, Inc. I 7.7% QUIPS.................       76,125
                                                                     ----------
                                                                        297,843
                                                                     ----------
            FINANCIAL SERVICES-INSURANCE: 2.26%
     500    National Rural Utilities Cooperative Finance
              Corporation 7.65% QUICS.............................       12,844
   5,000    National Rural Utilities Cooperative Finance
              Corporation 8.00% QUICS.............................      128,125
                                                                     ----------
                                                                        140,969
                                                                     ----------
            FINANCIAL SERVICES-SECURITIES BROKERAGE: 6.82%
   5,000    Morgan Stanley Dean Witter & Co. FIN 9% PLC...........      127,500
   7,000    Morgan Stanley Dean Witter & Co. Cap Trust I 7.1%.....      173,250
   5,000    Merrill Lynch & Co., Inc. Cap Trust IV 7.12% TOPRS....      125,312
                                                                     ----------
                                                                        426,062
                                                                     ----------
            FOOD-DIVERSIFIED: 5.65%
   5,000    Grand Metropolitan PLC, 9.42% Series A................      140,938
  10,600    ConAgra Capital, L.C. Series B Pfd....................      212,000
                                                                     ----------
                                                                        352,938
                                                                     ----------

4
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

SCHEDULE OF INVESTMENTS AT MAY 31, 1999, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            FOOD-FAST FOOD: 0.21%
     500    McDonald's Corporation SDIB 7.5%......................   $   12,969
                                                                     ----------
            INSURANCE-DIVERSIFIED: 4.59%
     600    Travelers/Aetna Property Casualty Corp. 8% Pfd........       15,450
  10,000    Allstate Financing I 7.95% Cum Pfd. Series A..........      256,250
     600    Allstate Corp. 7.125% QUIPS...........................       15,000
                                                                     ----------
                                                                        286,700
                                                                     ----------
            INSURANCE-LONG TERM DISABILITY: 2.05%
   5,000    Unum Corp. 8.8% Jr. Series A MIDS.....................      128,125
                                                                     ----------
            INSURANCE-MUNICIPAL BOND: 5.67%
   6,500    Financial Security Assurance Holdings Ltd.............      163,719
   7,600    Ambac Fin. Group 7.08% Deb. Sec.......................      190,950
                                                                     ----------
                                                                        354,669
                                                                     ----------
            INSURANCE-REINSURANCE: 2.02%
   5,000    Partnerre Ltd. Cum. 8.00% Series A Pfd................      126,250
                                                                     ----------

            REAL ESTATE-APARTMENTS: 3.12%
   8,000    United Dominion Rlty 8.60% Tr. Cum Pfd................      195,000
                                                                     ----------
            REAL ESTATE-DIVERSIFIED: 2.56%
   7,100    Assoc. Estates Rlty Corp. 9.75% Dep. Shs..............      159,750
                                                                     ----------
            REAL ESTATE-HEALTH CARE: 4.25%
     200    Omega Healthcare Invs Inc Pfd Ser A...................        4,988
  15,100    G&L Realty 10.25% Pfd. Series A.......................      260,475
                                                                     ----------
                                                                        265,463
                                                                     ----------
            REAL ESTATE-INDUSTRIAL, OFFICE: 1.89%
   5,000    Liberty Property Trust 8.8% Series A..................      118,125
                                                                     ----------
            REAL ESTATE-MOTEL: 7.32%
   7,000    Cendant Corp. 7.5% Conv. Pfd. Inc. Prid...............      222,250
  10,350    Equity Inns Inc. 9.5 Cum. Pfd. Series A...............      235,462
                                                                     ----------
                                                                        457,712
                                                                     ----------

                                                                               5
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

SCHEDULE OF INVESTMENTS AT MAY 31, 1999, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS-DIVERSIFIED: 2.75%
   1,800    Pacific Telesis 7.56%TOPRS............................   $   45,563
   5,000    GTE Corporation 9.25% Cum Pfd. MIPS...................      126,562
                                                                     ----------
                                                                        172,125
                                                                     ----------
            UTILITY-DIVERSIFIED: 4.02%
   5,000    Northern States Power Company TOPRS 7.875%............      128,438
   4,900    BGE  Capital  Trust I 7.16%...........................      122,500
                                                                     ----------
                                                                        250,938
                                                                     ----------
            UTILITY-ELECTRIC: 7.09%
   1,300    Consolidated Edison 7.75% QUICS.......................       33,231
   4,000    Southern Company Capital TOPRS 7.125%.................       98,750
   4,800    Potomac Elec. Power TOPRS 7.375%......................      123,600
     100    Southern California Edison 4.78% Cum Pfd..............        1,925
   3,800    Jersey Central Power & Light Company 8.56% MIPS.......       96,425
     700    Alabama Power Company 7% Series B ....................       17,412
   2,900    Alabama Power Company 7% SR NTS.......................       71,922
                                                                     ----------
                                                                        443,265
                                                                     ----------
            Total Preferred Stocks (cost $5,061,588)..............    4,991,178
                                                                     ----------
  Par
 Amount     Short Term Investment: 12.69%
--------------------------------------------------------------------------------
$800,000    U.S. Treasury Bills 8/15/99 (cost $792,082)...........      793,016
                                                                     ----------
            Totals Investments (cost $5,853,670)+: 92.55%.........    5,784,194
            Other Assets less Liabilities: 7.45%..................      465,608
                                                                     ----------
            Total Net Assets: 100.00%.............................   $6,249,802
                                                                     ==========

+ At May 31, 1999, the cost of securities for federal tax purposes was $5,855,030. Gross unrealized appreciation and depreciation of securities were as follows:
            Gross unrealized appreciation.........................   $   37,367
            Gross unrealized depreciation.........................     (108,203)
                                                                     ----------
            Net unrealized depreciation...........................   $  (70,836)
                                                                     ==========

See Notes to Financial Statements.

6
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at value (identified cost $5,853,670)  $5,784,194
   Cash...........................................................      681,584
   Receivables
      Securities Sold.............................................       74,223
      Dividends and interest......................................       39,556
   Deferred Organization Cost.....................................       28,498
   Prepaid expenses ..............................................       18,276
                                                                     ----------
         Total assets.............................................    6,626,331
                                                                     ----------
LIABILITIES
   Payables
      Securities purchased........................................      326,769
      Administration fees.........................................        2,147
   Accrued expenses...............................................       47,613
                                                                     ----------
         Total liabilities........................................      376,529
                                                                     ----------
NET ASSETS........................................................   $6,249,802
                                                                     ==========
Net asset value per share*
   $6,249,802/511,516 shares outstanding;
   unlimited number of shares (par value $0.01) authorized........   $    12.22
                                                                     ==========
Offering price per share ($12.22/0.98)............................   $    12.47
                                                                     ==========
COMPONENTS F NET ASSETS
   Paid-in capital................................................   $6,223,007
   Accumulated net realized gain on investments...................       96,271
   Net unrealized depreciation on investments.....................      (69,476)
                                                                     ----------
      Net assets..................................................   $6,249,802
                                                                     ==========

* Redemption price per share is equal to net asset value per share less 1% redemption fee on shares held less than one year.

See Notes to Financial Statements.

                                                                               7
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 24, 1998* THROUGH MAY 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income
      Dividends (Net of tax withheld of $253).....................   $  367,500
      Interest....................................................       10,901
                                                                     ----------
         Total income.............................................      378,401
                                                                     ----------
   Expenses
      Advisory fees (Note 3)......................................       39,380
      Administration fees (Note 3)................................       27,862
      Custodian and fund accounting fees..........................       20,394
      Professional fees...........................................       19,506
      Transfer agent fees.........................................       15,495
      Registration fees...........................................        7,248
      Reports to shareholders.....................................        6,503
      Amortization of deferred organization costs.................        6,502
      Trustees' fees..............................................        4,085
      Other ......................................................        3,715
      Insurance expense...........................................        2,086
                                                                     ----------
         Total expenses...........................................      152,776
         Less, advisory fee waiver and absorption (Note 3)........      (73,748)
                                                                     ----------
         Net expenses.............................................       79,028
                                                                     ----------
         Net investment income....................................      299,373
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions...................      144,221
   Net change in unrealized appreciation (depreciation) on
    investments...................................................      (69,476)
                                                                     ----------
      Net realized and unrealized gain on investments.............       74,745
                                                                     ----------
         Net Increase in Net Assets Resulting from Operations.....   $  374,118
                                                                     ==========

*  Commencement of Operations.

See Notes to Financial Statements.

8
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                  June 24, 1998*
                                                                     through
                                                                   May 31, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income .........................................  $  299,373
   Net realized gain from security transactions...................     144,221
   Net change in unrealized depreciation on investments...........     (69,476)
                                                                    ----------
      Net increase in net assets resulting from operations........     374,118
                                                                    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................    (347,323)
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a).......................................   6,223,007
                                                                    ----------
   Total increase in net assets...................................  $6,249,802
                                                                    ==========
NET ASSETS
Beginning of period...............................................          --
                                                                    ----------
End of period.....................................................  $6,249,802
                                                                    ==========

(a) A summary of capital shares transactions is as follows:

                                                            June 24, 1998*
                                                               through
                                                             May 31, 1999
                                                       ------------------------
                                                         Shares        Value
                                                       ----------    ----------
Shares sold .........................................     509,573    $6,200,974
Shares issued in reinvestment of distributions.......      15,635       188,948
Shares redeemed......................................     (13,692)     (166,915)
                                                       ----------    ----------
Net increase.........................................     511,516    $6,223,007
                                                       ==========    ==========

* Commencement of Operations.

See Notes to Financial Statements.

                                                                               9
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------
                                                                 June 24, 1998*
                                                                     through
                                                                  May 31, 1999
-------------------------------------------------------------------------------
Net asset value, beginning of period.............................  $    12.25
                                                                   ----------
Income from investment operations:
   Net investment income.........................................        0.83
   Net realized and unrealized gain on investments...............        0.06
                                                                   ----------
Total from investment operations.................................        0.89
                                                                   ----------
Less distributions:
   From net investment income....................................       (0.92)

Net asset value, end of period...................................  $    12.22
                                                                   ==========
Total return ....................................................        7.63%++

Ratios/supplemental data:
Net assets, end of period (thousands)............................  $    6,250

Ratio of expenses to average net assets:
   Before expense reimbursement..................................        3.82%+
   After expense reimbursement...................................        1.98%+

Ratio of net investment income to average net assets:
   After expense reimbursement...................................        7.48%+

Portfolio turnover rate..........................................      253.59%


*  Commencement of operations.
+  Annualized.
++ Does not include sales load and is not annualized.

See Notes to Financial Statements.

10
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

NOTES TO FINANCIAL STATEMENTS AT MAY 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Heritage West Dividend Capture Income Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 24, 1998. The investment objective of the Fund is to achieve a high rate of current income. The Fund attempts to achieve this objective by buying and selling preferred stocks for the Fund's portfolio in order to realize a high level of dividend income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                                                              11
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the fiscal year ended May 31, 1999, Heritage West Advisors, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1% based upon the average daily net assets of the Fund. For the fiscal year ended May 31, 1999, the Fund incurred $39,380 In Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the fiscal year ended May 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $73,748; no amounts were reimbursed to the Advisor.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

     Heritage West Securities (the  "Distributor")  acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Advisor.

     Certain officers of the Fund are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the fiscal year ended May 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,897,233 and $7,979,866, respectively.

12
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                 THE HERITAGE WEST DIVIDEND CAPTURE INCOME FUND

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Heritage West Dividend Capture Income Fund

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Heritage West Dividend Capture Income Fund, series of Advisors Series Trust, as of May 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Heritage West Dividend Capture Income Fund, series of Advisors Series Trust, as of May 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.


/s/ McGLADREY & PULLEN, LLP

McGLADREY & PULLEN, LLP
New York, New York
July 9, 1999

                                     ADVISOR
                           Heritage West Advisors, LLC
                           7373 North Scottsdale Road
                                   Suite D-201
                            Scottsdale, Arizona 85253

                                   DISTRIBUTOR
                         Heritage West Securities, Inc.
                           7373 North Scottsdale Road
                                   Suite D-201
                            Scottsdale, Arizona 85253

                                     AUDITOR
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                             New York, NY 10017-2416

                                    CUSTODIAN
                         WFS First Clearing Corporation
                              Glen Allen, VA 23058

                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                         Hauppauge, New York 11788-0132

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104